Exhibit 99.1
Investor Contact: Paul Fehlman, Vice President Financial Planning & Analysis and Investor Relations, (972) 443-6517
Media Contact: Lars Rosene, Chief Sustainability Officer and Vice President Public Affairs, (469) 420-3264
FOR IMMEDIATE RELEASE
Richard J. Guiltinan and Dean P. Freeman Named to New Office of the CFO of Flowserve
DALLAS, October 20, 2009 — Flowserve Corporation (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, today announced the creation of the “Office of the CFO” to oversee chief financial officer responsibilities. Flowserve President and Chief Executive Officer Mark A. Blinn served previously as CFO before being named to his President and Chief Executive Officer position on October 1, 2009.
The Office of the CFO is composed of Richard J. Guiltinan, vice president finance and chief accounting officer, and Dean P. Freeman, vice president finance and treasurer. In addition to his current role, Guiltinan is designated principal financial officer for SEC reporting purposes and assumes new corporate tax oversight responsibilities. Freeman maintains his treasurer role and assumes new financial planning and analysis (FP&A) and investor relations oversight responsibilities.
“I believe the decision to divide the CFO responsibilities between Dick and Dean will benefit Flowserve by leveraging their strengths, capabilities and experiences,” said Blinn. “The Office of the CFO allows these two individuals, working together, to provide leadership and direction to the organization into the future.”
Guiltinan joined Flowserve in 2004 and was instrumental in the company’s successful accounting restatement completion efforts. He served previously as chief financial officer for Caltex Corporation, a joint venture between Chevron and Texaco. Freeman came to Flowserve in 2006 as vice president of finance for the Flowserve Pump Division and moved to the treasurer role in May 2009. Prior to Flowserve, he served as chief financial officer, European operations, for Stanley Works Corporation.
About Flowserve Corp.
Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 55 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.
SAFE HARBOR STATEMENT: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.
The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; the highly competitive nature of the markets in which we operate; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products requiring sophisticated program management skills and technical expertise for completion; the substantial dependence of our sales on the success of the petroleum, chemical, power and water industries; the adverse impact of volatile raw materials prices on our products and operating margins; economic, political and other risks associated with our international operations, including military actions or trade embargoes that could affect customer markets, particularly Middle Eastern markets and global petroleum producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; our furnishing of products and services to nuclear power plant facilities; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; a foreign government investigation regarding our participation in the United Nations Oil-for-Food Program; risks associated with certain of our foreign subsidiaries conducting business operations and sales in certain countries that have been identified by the U.S. State Department as state sponsors of terrorism; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits, and tax liabilities that could result from audits of our tax returns by regulatory authorities in various tax jurisdictions; the potential adverse impact of an impairment in the carrying value of goodwill or other intangibles; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; changes in the global financial markets and the availability of capital; environmental compliance costs and liabilities; potential work stoppages and other labor matters; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; and other factors described from time to time in our filings with the Securities and Exchange Commission.
All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.
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